UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 14, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	TRHC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Tabula Rasa HealthCare, Inc., a Delaware corporation (the “Company”), was held on June 14, 2019. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the 2019 Annual Meeting.

Item 1. All three Class III nominees for director, Dr. Calvin Knowlton, Dr. Orsula Knowlton and Mr. A Gordon Tunstall, were elected to serve on the Company’s Board of Directors as Class III directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Dr. Calvin Knowlton	8,881,796	3,768,702	3,318,579
Dr. Orsula Knowlton	8,638,265	4,012,233	3,318,579
Mr. A Gordon Tunstall	8,872,929	3,777,569	3,318,579

Item 2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
15,863,656	5,591	99,830	0

Item 3. Stockholders approved, on an advisory basis, the 2018 compensation of our named executive officers, Dr. Calvin Knowlton, Dr. Orsula Knowlton, and Mr. Brian Adams, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,283,693	1,328,948	37,857	3,318,579

Item 4. Stockholders approved, on an advisory basis, an annual advisory vote to approve the compensation of our named executive officers, based upon the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
12,154,453	4,171	456,817	35,057	3,318,579

The Company determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: June 17, 2019